Defiance NUKZ Option Income ETF Trading Symbol: NUKY	Summary Prospectus November 17, 2025
The Nasdaq Stock Market LLC	www.defianceetfs.com

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Prospectus and SAI, each dated November 17, 2025, as supplemented from time to time, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholder, and other information about the Fund online at www.defianceetfs.com/qtum. You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to ETF@usbank.com.

DEFIANCE NUKZ OPTION INCOME ETF SUMMARY
Investment Objective
The Defiance NUKZ Option Income ETF (the “Fund” or the “NUKZ Option Income ETF”) seeks current income and exposure to the share price of the Range Nuclear Renaissance Index ETF (“NUKZ” or the “Underlying Security”), subject to a limit on potential investment gains.
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses*	0.00%
Total Annual Fund Operating Expenses	0.85%
*Estimated for the current fiscal year.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then continue to hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$87	$271
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.
Principal Investment Strategies
The Fund is an actively managed exchange-traded fund that seeks current income while providing direct or indirect exposure to the share price ( i.e. , the price returns) of NUKZ, subject to a limit on potential investment gains. NUKZ is an index-based ETF that seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Range Nuclear Renaissance Index, which is comprised of companies that are involved in the nuclear fuel and energy industry (the “Nuclear Industry”) (as described in greater detail below). As further described below, the Fund may use either a traditional covered call strategy or a synthetic covered call strategy to provide (i) current income (from the option premiums) and (ii) direct or indirect exposure to the Underlying Security’s share price returns, subject to a limit on potential investment gains of the Underlying Security as a result of the nature of the options strategy the Fund employs. Accordingly, the Fund both seeks to generate weekly income from its options investments and aims to derive gains when the value of the Underlying Security increases.
Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in financial instruments that provide direct or indirect exposure to NUKZ.
An investment in the Fund is not an investment in the Underlying Security.
•If the Underlying Security’s stock price increases in value, the Fund will capture only a portion of its potential gains.
•If the Underlying Security’s stock price decreases in value, the Fund is subject to all potential losses, which may not be offset by option premium income received by the Fund.
•If the Fund uses a synthetic covered call strategy, Fund shareholders will not be entitled to any Underlying Security dividends.
As part of its implementation of either covered call strategy, the Fund will purchase and sell Flexible Exchange® (“FLEX”) Options that are based on the value of the price returns of the Underlying Security. Unlike options with standardized terms, FLEX Options allow for customizable terms (e.g., a negotiable strike price). The Fund may also use standard exchange-listed options that provide exposure to the Underlying Security, if available, in combination with FLEX Options.
The Fund’s option contracts are based on the Underlying Security. The Fund has the right or obligation to receive or deliver shares of the Underlying Security in exchange for the stated strike price, depending on whether the option contract (1) is bought or sold by the Fund, and (2) a call or put option.
•A call option contract is a derivative that gives the holder of the option the right, but not the obligation, to buy an underlying security from the writer (seller) of the option at a predetermined exercise (or “strike”) price on or before a set expiration date. The writer (seller) of a call option contract receives a premium, which is a payment for giving up the right to gains above the specified price within the defined period.
•A put option contract is a derivative that gives the holder the right, but not the obligation, to sell an underlying security at a specified strike price on or before the option contract’s expiration date. The writer (seller) of a put option contract receives a premium, which is a payment for taking on the obligation to purchase the underlying security at a specified strike price if the option is exercised by the option holder.
Traditional Covered Call Strategy. A traditional covered call strategy involves simultaneously buying shares of a security and selling (or “writing”) a call option on that security, with a goal of generating income from the call option premium while also profiting, subject to a cap on investment gains set by the strike price of the sold (short) call option, from potential increase in the value of the security.
To the extent that the Fund engages in a traditional covered call strategy, the Fund’s options typically have weekly expiration dates and strike prices that are identical to (“at the money”) or near the current market price of the Underlying Security.
Synthetic Covered Call Strategy. A synthetic covered call strategy is similar to a traditional covered call strategy but involves selling (or writing) a call option on an underlying security that the option seller does not own. A synthetic covered call strategy consists of both synthetic long exposure and a covered call strategy.
•Synthetic Long Exposure – Rather than hold shares of the Underlying Security directly, the Fund seeks to replicate 100% of the price movements of the Underlying Security indirectly, or synthetically, by purchasing call options on the Underlying Security while simultaneously selling put options on the Underlying Security. The combination of long call options and sold (or “short”) put options provides the Fund with approximately 100% indirect investment exposure to the Underlying Security.
• Covered Call Strategy – As part of its strategy, the Fund will sell (or write) call options on the Underlying Security to generate income. Call options written (sold) by the Fund as part of this strategy typically have expiration dates of one week or less and a strike price that is less than 15% above the then-current share price of the Underlying Security. The Fund will seek to participate in the Underlying Security’s share price appreciation, if any, subject to a cap on investment gains set by the strike price of the sold (short) call option.
The market value of the cash and treasuries held by the Fund is expected to be between 50% and 100% of the Fund’s net assets and the market value of the options package is expected to be between 0% and 50% of the Fund’s net assets. In terms of notional value, the combination of these investment instruments provides indirect investment exposure to the Underlying Security equal to at least 100% of the Fund’s total assets.
Milliman Financial Risk Management LLC, the Fund’s investment sub-adviser (“Milliman” or the “Sub-Adviser”), determines whether to write or buy options depending on the prevailing market conditions.

The Fund intends to continuously maintain exposure to the Underlying Security through its use of options contracts. As the options held by the Fund are exercised or expire, the Fund may enter into new options contracts, a practice known as “rolling” that may result in high portfolio turnover.
Although the Fund is actively managed, the Fund intends to employ its covered call strategy regardless of whether there are periods of adverse market, economic, or other conditions, and the Fund does not intend to take temporary defensive positions during such periods.
With respect to either covered call strategy, the Fund will hold cash, cash-equivalents, and/or high-quality securities as collateral for its options contracts (collectively, “Collateral”). The Collateral may consist of: (i) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (ii) money market funds; and/or (iii) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or determined by Defiance ETFs, LLC (the “Adviser”) or the Sub-Adviser to be of comparable quality. Such Collateral is designed to provide liquidity, serve as margin or otherwise collateralize the Fund’s investments in financial instruments to provide a return on cash used as collateral with respect to the options contracts use in the Fund’s covered call strategy.
The Fund seeks to make distributions at least weekly. These weekly distributions are not dependent on, but may be impacted by, price appreciation of the Underlying Security.
The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s strategy may result in the active and frequent trading of the Fund’s investments, which may result in significant portfolio turnover.
As a result of the Fund’s strategies, the Fund concentrates to approximately the same extent that NUKZ concentrates in the securities of a particular industry (or industries) (i.e., holds 25% or more of its total assets in investments that provide exposure to such industry (or industries) in which NUKZ concentrates).
There is no guarantee that the Fund’s investment strategy will produce the intended investment results.
NUKZ
NUKZ seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Range Nuclear Renaissance Index. NUKZ normally invests in securities that comprise its underlying index, such as companies involved in the nuclear fuel and energy industry, particularly in the areas of (i) advanced reactors; (ii) utilities; (iii) construction and services; and/or (iv) fuel (“Nuclear Companies”). Under normal circumstances, NUKZ invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of Nuclear Companies. The universe of eligible index components consists of exchange-listed equity securities of Nuclear Companies including common stock, depositary receipts, and master limited partnerships (“MLPs”). Such Nuclear Companies are identified by the index provider through a proprietary selection methodology that includes a review of industry publications, sell side research, and fundamental research, as well as meetings with management. To be initially included in the underlying index, the market capitalization of a company must be at least $100 million, and to remain in the underlying index a company must maintain a minimum market capitalization of $50 million. The underlying index is reconstituted and rebalanced on a semi-annual basis.
NUKZ concentrates its investments in a particular industry or group of industries to approximately the same extent as its underlying index. As of March 3, 2025, NUKZ and its underlying index were concentrated in the electric utilities industry and had significant exposure to the industrial and utilities sectors.
The information in this prospectus regarding NUKZ comes from its SEC filings. You should refer to NUKZ’s SEC filings as well as other publicly available information (e.g., NUKZ’s annual shareholder reports) to obtain a more detailed understanding of NUKZ’s investments and financials. The description of NUKZ’s principal investment strategies contained herein was taken directly from NUKZ’s prospectus, dated March 28, 2025.
You can find NUKZ’s prospectus as well as other information about NUKZ, such as its most recent shareholder reports, on the SEC’s website at www.sec.gov (Investment Company Act File No. 811-22263).
This document relates only to the securities offered herein and does not relate to the shares of NUKZ or other securities of NUKZ. The Fund has derived all disclosures contained in this document regarding NUKZ from publicly available documents. None of the Fund, the Trust, Adviser, Sub-Adviser or their respective affiliates has participated in the preparation of such publicly available offering documents or made any due diligence inquiry regarding such documents with respect to NUKZ. None of the Fund, Trust, Adviser, Sub-Adviser or their respective affiliates makes any representation that such publicly available documents or any other publicly available information regarding NUKZ is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of NUKZ (and therefore the price of NUKZ at the time we price the securities) have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning NUKZ could affect the value received with respect to the securities and therefore the value of the securities.

None of the Fund, Trust, Adviser, Sub-Adviser or their respective affiliates makes any representation to you as to the performance of NUKZ.
THE FUND, TRUST, ADVISER, AND SUB-ADVISER ARE NOT AFFILIATED WITH EXCHANGE TRADED CONCEPTS TRUST, NUKZ, OR Exchange Traded Concepts, LLC.
Principal Investment Risks
The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Funds”.
•Aggressive Investment Techniques Risk. Using investment techniques that may be considered aggressive, such as options contracts, includes the risk of potentially dramatic changes (losses) in the value of the instruments, imperfect correlations between the price of the instrument and the underlying security or index, and volatility of the Fund.
•Collateral Securities Risk. Collateral may include obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, money market funds and corporate debt securities, such as commercial paper. Some securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund. The Fund’s investments in U.S. government securities will change in value in response to interest rate changes and other factors, such as the perception of an issuer’s creditworthiness. Money market funds are subject to management fees and other expenses, and it is possible to lose money by investing in money market funds. Corporate debt securities, such as commercial paper, generally are short-term unsecured promissory notes issued by businesses that carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Interest rate risk is the risk that interest rates rise and fall over time. For example, the value of fixed-income securities generally decrease when interest rates rise, which may cause the Fund’s value to decrease.
• Concentration Risk. As a result of the Fund’s strategies, the Fund concentrates to approximately the same extent that NUKZ concentrates in the securities of a particular industry (or industries) ( i.e. , holds 25% or more of its total assets in investments that provide exposure to such industry (or industries) in which NUKZ concentrates) and is subject to the risk that economic, political, or other conditions that have a negative effect on that industry (or industries) will negatively impact the Fund to a greater extent than if its assets were invested in a wider variety of industries. Because NUKZ concentrates in an industry or group of industries to the extent its underlying index concentrates in a particular industry or group of industries, the Fund, through its direct and indirect exposure to NUKZ, will concentrate to the same extent NUKZ’s underlying index concentrates in a particular industry or group of industries. As of March 3, 2025, NUKZ and its underlying index were concentrated in the electric utilities industry.
◦Electric Utilities Industry Risk. The electric utilities industry includes companies that produce or distribute electricity, including both nuclear and non-nuclear. The prices of securities in the electric utilities industry may fluctuate significantly due to supply and demand, governmental regulation and environmental issues, economic conditions generally affecting electric and utilities companies, competitive pressures due to deregulation in the electric and utilities industries, increased sensitivity to the cost of energy production; and environmental factors such as conservation of natural resources or pollution control. Legislative or regulatory changes and increased government supervision also may affect companies in the electric utilities industry.
•Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets or proprietary information, or cause the Fund, the Adviser, and/or other service providers (including custodians and financial intermediaries) to suffer data breaches or data corruption. Additionally, cybersecurity failures or breaches of the electronic systems of the Fund, the Adviser, or the Fund’s other service providers, market makers, Authorized Participants (“APs”), the Fund’s primary listing exchange, or the issuers of securities in which the Fund invests have the ability to disrupt and negatively affect the Fund’s business operations, including the ability to purchase and sell Shares, potentially resulting in financial losses to the Fund and its shareholders.
•Depositary Receipts Risk. NUKZ may hold the securities of non-U.S. companies in the form of depositary receipts. Depositary receipts, such as American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Issuers of unsponsored depositary receipts are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored depositary receipt. The underlying securities of the ADRs and GDRs in NUKZ’s portfolio are usually denominated or quoted in currencies other than the U.S. Dollar. As a result, changes in foreign currency exchange rates may affect the value of NUKZ’s portfolio. In addition, because the underlying securities of ADRs trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the ADRs may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for Shares.
•Derivatives Risk. The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets or index; the loss of principal, including the potential loss of amounts greater than the initial amount invested in the derivative instrument; and illiquidity of the derivative investments. The derivatives used by the Fund may give rise to a form of leverage. Leverage magnifies the potential for gain and may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at inopportune times (e.g., at a loss to comply with limits on leverage imposed by the 1940 Act or when the Adviser otherwise would have preferred to hold the investment) or to meet redemption requests. Certain of the Fund’s transactions in derivatives could also affect the amount, timing, and character of distributions to shareholders, which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns. To the extent the Fund invests in such derivative instruments, the value of the Fund’s portfolio is likely to experience greater volatility over short-term periods.
◦Counterparty Risk. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The Options Clearing Corporation (“OCC”) acts as guarantor and central counterparty with respect to FLEX Options. As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses.
◦Covered Call Options Risk. Investments in covered calls involve certain risks. When writing a covered call option, the Fund creates an obligation to deliver a security it already owns at an agreed-upon strike price on or before a predetermined date in the future in return for a premium. By selling a covered call option, the Fund may forego the opportunity to benefit from potential increases in the price of the underlying security above the strike price while continuing to bear the risk of a decline in the value of such underlying security. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the underlying securities over time. If trading is suspended, the Fund may be unable to write options at times that may be desirable or advantageous to the Fund to do so.
◦Derivatives Tax Risk. The Fund’s use of derivatives strategies, such as writing (selling) and purchasing options, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. The Fund expects to generate premiums from its sale of options. These premiums typically will result in short-term capital gains for federal income tax purposes. In addition, the Fund’s covered call strategy may limit its ability to distribute dividends eligible for treatment as qualified dividend income and to distribute dividends eligible for the dividends-received deduction for corporate shareholders. For these reasons, a significant portion of income received from the Fund may be subject to tax at effective tax rates that are higher than the rates that would apply if the Fund were to engage in a different investment strategy. The Fund is not designed for investors seeking a tax efficient investment.
◦FLEX Options Correlation Risk. The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. The value of the FLEX Options prior to the expiration date may vary because of related factors other than the value of the Underlying Security. Factors that may influence the value of the FLEX Options, other than changes in the value of the Underlying Security, may include, among others, changes in interest rates and volatility levels of the Underlying Security.
◦FLEX Options Liquidity Risk. The FLEX Options are listed on an exchange; however, no one can guarantee that a liquid secondary trading market will exist for the FLEX Options. In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. Trading in FLEX Options may be less deep and liquid than the market for certain other securities, such as standardized options. In a less liquid market for FLEX Options, liquidating FLEX Options may require the payment of a premium (for written FLEX Options) or acceptance of a discounted price (for purchased FLEX Options) and may take longer to complete. A less liquid trading market may adversely impact the value of the FLEX Options and Fund shares and result in the Fund being unable to achieve its investment objective.
◦FLEX Options Valuation Risk. The value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. The value of the FLEX Options prior to the expiration date may vary because of related factors other than the value of the Underlying Security. During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the ability of the Fund to value the FLEX Options becomes more difficult and the judgment of the Fund’s investment adviser (employing the fair value procedures adopted by the Board of Trustees of the Trust (the “Board”)) may play a greater role in the valuation of the Fund’s holdings due to reduced availability of reliable objective pricing data.
◦Options Risk. Selling (writing) and buying options are speculative activities and entail greater than ordinary investment risks. Options enable the Fund to gain exposure that is significantly greater than the premium paid or received. Consequently, the value of such options can be volatile, and a small investment in options can have a large impact on the performance of the Fund. The Fund’s use of call and put options can lead to losses because of adverse movements in the price or value of the reference asset, which may be magnified by certain features of the options. When selling an option, the Fund will receive a premium; however, this premium may not be enough to offset a loss incurred by the Fund if the price of the underlying asset is below the strike price for a put option, or above the strike price for a call option, by an amount equal to or greater than the premium. Purchasing of put or call options involves the payment of premiums, which may adversely affect the Fund’s performance. Purchased put or call options may expire worthless resulting in the Fund’s loss of the premium it paid for the option.
• Distribution Risk. As part of the Fund’s strategies, the Fund seeks to provide current weekly income. There is no assurance that the Fund will make a distribution in any given week. To the extent the Fund makes distributions, the distribution amounts may vary greatly from one distribution to the next. Additionally, the weekly distributions, if any, may include return of capital, which would decrease the Fund’s NAV and trading price over time.
•Emerging Markets Risk. NUKZ may provide exposure to securities traded in developing or emerging markets, and individual securities with such exposure, may involve substantial risk with respect to such securities due to limited information; different accounting, auditing, and financial reporting standards; a country’s dependence on revenue from particular commodities or international aid; and expropriation, nationalization, or other adverse political or economic developments. Political and economic structures in many emerging market countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Some of these countries may have failed to recognize private property rights in the past and, at times, have nationalized or expropriated the assets of private companies.
•Equity Market Risk. The Fund may invest directly or indirectly in common stocks. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from specific issuers. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund or its Underlying Investment invest. In addition, local, regional or global events such as war, including Russia’s invasion of Ukraine, acts of terrorism, spread of infectious diseases or other public health issues (such as the global pandemic caused by the COVID-19 virus), recessions, rising inflation, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors, and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets.
•ETF Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Cash Redemption Risk. When the Fund’s investment strategy requires it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds, it may be required to sell or unwind portfolio investments in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind (i.e., distribute securities as payment of redemption proceeds). As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.
◦Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.
◦Trading. Although Shares are listed for trading on The Nasdaq Stock Market LLC (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares.
•Foreign Securities Risk. Investments in non-U.S. securities through the Underlying Security involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations, the imposition of tariffs, or to political or economic instability. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. With respect to certain countries, there is the possibility of government intervention and expropriation or nationalization of assets. Because legal systems differ, there is also the possibility that it will be difficult to obtain or enforce legal judgments in certain countries. Since foreign exchanges may be open on days when a Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Shares. Conversely, Shares may trade on days when foreign exchanges are closed. Each of these factors can make investments in a Fund more volatile and potentially less liquid than other types of investments.
•High Portfolio Turnover Risk. The Fund may frequently buy and sell portfolio securities and other assets to rebalance the Fund’s exposure to specific securities. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
•Interest Rate Risk. Generally, the value of fixed income securities, such as U.S. Government securities and corporate debt held as Collateral, will change inversely with changes in interest rates. An increase in interest rates may cause the value of fixed income securities to decline. Conversely, as interest rates fall, the market value of fixed income securities tend to increase. This risk will be greater for long-term securities than for short-term securities.
•Investment Company Risk. The risks of investing in investment companies, such as NUKZ, typically reflect the risks of the types of instruments in which the investment companies invest. By investing in another investment company, the Fund becomes a shareholder of that investment company and bears its proportionate share of the fees and expenses of the other investment company. The Fund may be subject to statutory limits with respect to the amount it can invest in other ETFs, which may adversely affect the Fund’s ability to achieve its investment objective. Investments in ETFs, such as NUKZ, are also subject to the “ETF Risks” described above.
•Large-Capitalization Investing Risk. The securities of large cap companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.
•Limited Upside Risk. The Fund seeks to provide investment exposure to the share price movements of the Underlying Security; however, if the Underlying Security’s price exceeds the strike price of the call options sold (written) by the Fund on the Underlying Security, the Fund will not participate in the Underlying Security’s gains beyond the strike price. Accordingly, the Fund’s covered call strategies (1) will subject the Fund to all of the Underlying Security’s losses, which may not be offset by option premium income received by the Fund, and (2) may limit the Fund’s potential investment gains, which could cause the Fund to underperform the Underlying Security significantly over the duration of an options contract.
•Liquidity and Valuation Risk. It may be difficult for the Fund to purchase and sell particular investments, such as options contracts, within a reasonable time at a fair price, or the price at which it has been valued by the Adviser for purposes of the Fund’s NAV, causing the Fund to be less liquid and unable to realize what the Adviser believes should be the price of the investment. As a result, the Fund may be unable to achieve its desired level of investment exposure. In addition, the Fund may be unable to pay redemption proceeds within the requisite time period because of adverse market conditions, an unusually high volume of redemption requests or other reasons, unless it sells other portfolio investments under unfavorable conditions, thereby adversely affecting the Fund. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time.
•Management Risk. The Fund is actively managed and may not meet its investment objective based on the Adviser’s and Sub-Adviser’s success or failure to implement investment strategies for the Fund.

•Market Risk. The trading prices of the Underlying Security, as well as other equity and debt securities and related instruments, fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, as well as events that impact specific issuers. A Fund’s NAV and market price, like security prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.
•Micro-Capitalization Investing Risk. Micro-capitalization companies are subject to substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses). Their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. In addition, because these companies are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning their securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, regardless of whether the perceptions are based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund.
•Mid-Capitalization Investing Risk. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies, but they may also be subject to slower growth than small-capitalization companies during times of economic expansion. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large capitalization stocks or the stock market as a whole. Mid-capitalization companies may be particularly sensitive to changes in interest rates, government regulation, borrowing costs, and earnings.
•MLP Risk. MLP investment returns are enhanced during periods of declining or low interest rates and tend to be negatively influenced when interest rates are rising. In addition, most MLPs are fairly leveraged and typically carry a portion of a “floating” rate debt. As such, a significant upward swing in interest rates would also drive interest expense higher. Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to make acquisitions. MLP investments also entail many of the general tax risks of investing in a partnership. Limited partners in an MLP typically have limited control and limited rights to vote on matters affecting the partnership. Additionally, there is always the risk that an MLP will fail to qualify for favorable tax treatment.
•NAV Erosion Risk Due to Distributions. Each time the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. Accordingly, Fund distributions may significantly erode the Fund’s NAV and trading price over time.
•New Fund Risk. The Fund is a recently organized investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision.
•Non-Diversification Risk. The Fund is “non-diversified” and intends to invest a greater percentage of its assets in the securities of, and financial instruments with exposure to, a single issuer than would a diversified fund. As a result, the Fund is more exposed to the risks associated with and developments affecting a single issuer (i.e., NUKZ) than a fund that invests in a greater number of issuers representing multiple industries. This may increase the Fund’s volatility and cause the performance of NUKZ to have a significant impact on the Fund’s performance. In addition, NUKZ is a non-diversified fund and, as such, the Fund may be more exposed to the risks associated with and developments affecting a single issuer or smaller number of issuers held by NUKZ than if NUKZ was a diversified fund.
•NUKZ Underlying Index Risk. NUKZ’s return may not match or achieve a high degree of correlation with the return of its underlying index. To the extent NUKZ utilizes a sampling approach, it may experience tracking error to a greater extent than if NUKZ sought to replicate the underlying index. NUKZ is not actively managed and, therefore, NUKZ will not sell a security due to current or projected underperformance of the security, industry, or sector unless that security is removed from NUKZ’s underlying index or selling the security is otherwise required upon a rebalancing of NUKZ’s underlying index. NUKZ seeks to track the performance of stocks of companies selected using a methodology developed by its index provider. No assurance can be given that companies selected according to NUKZ’s underlying index methodology will outperform stocks of other companies. Moreover, there is no guarantee that its methodology will generate or produce the intended results.
•Return of Capital Risk. The Fund expects to make distributions regardless of its performance. All or a portion of such distributions may represent a return of capital, which would reduce the Fund’s NAV and trading price over time and reduce the shareholder’s basis in their Fund shares and result in a higher capital gain, or lower capital loss, when Fund shares on which the return of capital distribution were received are sold. After a shareholder’s basis in the shares has been reduced to zero, return of capital distributions will be treated as gain from the sale of the shareholder’s shares.
•Risk of Investing in Nuclear Companies. NUKZ is sensitive to, and its performance will depend to a greater extent on, the overall condition of Nuclear Companies, and the Fund’s performance, in turn, is highly sensitive to NUKZ’s performance. Nuclear Companies may face considerable risk as a result of, among other risks, incidents and accidents, breaches of security, ill-

intentioned acts of terrorism, air crashes, natural disasters (such as floods or earthquakes), equipment malfunctions or mishandling in storage, handling, transportation, treatment or conditioning of substances and nuclear materials. Such events could have serious consequences, especially in case of radioactive contamination and irradiation of the environment, for the general population, as well as a material, negative impact on NUKZ’s portfolio companies and thus NUKZ’s financial situation. In addition, Nuclear Companies are subject to competitive risk associated with the prices of other energy sources, such as natural gas and oil. Consumers of nuclear energy may have the ability to switch between nuclear energy and other energy sources and, as a result, during periods when competing energy sources are less expensive, the revenues of Nuclear Companies may decline with a corresponding impact on earnings.
•Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. As of March 3, 2025, NUKZ and its underlying index had significant exposure to the industrials and utilities sectors.
◦Industrials Sector Risk. The industrials sector can be significantly affected by, among other things, worldwide economic growth, supply and demand for specific products and services, rapid technological developments, international political and economic developments, environmental issues, tariffs and trade barriers, and tax and governmental regulatory policies. As the demand for, or prices of, industrials increase, the value of the Fund’s investments generally would be expected to also increase. Conversely, declines in the demand for, or prices of, industrials generally would be expected to contribute to declines in the value of such securities. Such declines may occur quickly and without warning and may negatively impact the value of the Fund and your investment.
◦ Utilities Sector Risk. The utilities sector may be adversely affected by changing commodity prices, government regulation stipulating rates charged by utilities, increased tariffs, changes in tax laws, interest rate fluctuations and changes in the cost of providing specific utility services. The utilities sector is also subject to potential terrorist attacks, including hacks and cyber-security attacks, natural disasters and severe weather conditions, as well as regulatory and operational burdens associated with the operation and maintenance of nuclear facilities. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. In certain countries, regulatory authorities may also restrict a company’s access to new markets, thereby diminishing the company’s long-term prospects.
•Single Issuer Risk. Issuer-specific attributes may cause an investment in the Fund to be more volatile than a traditional pooled investment which diversifies risk or the market generally. The value of the Fund, which focuses on an individual security (NUKZ), may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.
•Small-Capitalization Investing Risk. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of larger-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Small-capitalization companies also may be particularly sensitive to changes in interest rates, government regulation, borrowing costs and earnings.
•Tax Risk. The writing of call options by the Fund may significantly reduce or eliminate its ability to make distributions eligible to be treated as qualified dividend income. Covered call options may also be subject to the federal tax rules applicable to straddles under the Internal Revenue Code of 1986, as amended (the “Code”). If positions held by the Fund were treated as “straddles” for federal income tax purposes, or the Fund’s risk of loss with respect to a position was otherwise diminished as set forth in Treasury regulations, dividends on stocks that are a part of such positions would not constitute qualified dividend income subject to such favorable income tax treatment in the hands of non-corporate shareholders or eligible for the dividends received deduction for corporate shareholders. In addition, generally, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s recognition of gains and losses with respect to straddle positions by requiring, among other things, that: (1) any loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund’s holding period in straddle positions be suspended while the straddle exists (possibly resulting in a gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions that are part of a mixed straddle and that are not subject to Section 1256 of the Code be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions that would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred.

Performance
Performance information for the Fund is not included because the Fund had not yet commenced operations as of the date of this Prospectus. In the future, performance information for the Fund will be presented in this section. Updated performance information will be available on the Fund’s website at www.defianceetfs.com.
Portfolio Management

Adviser	Defiance ETFs, LLC
Sub-Adviser	Milliman Financial Risk Management, LLC
Portfolio Managers
Sylvia Jablonski, Chief Investment Officer of the Adviser, has been a portfolio manager of the Fund since its inception. Jeff Greco, Maria Schiopu, Robert T. Cummings, and Rodrigo Dufeu, each a portfolio manager for the Sub-Adviser, have been portfolio managers of the Fund since its inception.

Purchase and Sale of Shares
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.
Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.defianceetfs.com.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.